Goodwill and Intangible Assets	12 Months Ended
Dec. 31, 2013
Goodwill and Intangible Assets Disclosure [Abstract]
GOODWILL AND INTANGIBLE ASSETS
GOODWILL AND INTANGIBLE ASSETS
The carrying values of intangible assets at December 31, 2013 and December 31, 2012 are as follows:

		December 31, 2013			December 31, 2012
In millions	Weighted Average Amortization Period	Gross Carrying Amount	Accumulated Amortization or Allocated to Solar Energy System	Net Carrying Amount	Gross Carrying Amount	Accumulated Amortization or Allocated to Solar Energy System	Net Carrying Amount
Amortizable intangible assets:
Favorable energy credits	7	$14.2	$(11.6)	$2.6	$14.2	$(9.0)	$5.2
Customer relationships	8	5.5	(3.1)	2.4	5.7	(2.4)	3.3
Trade name	15	4.5	(1.2)	3.3	4.1	(0.9)	3.2
Internally developed software	4	1.9	(1.9)	—	1.3	(1.3)	—
Developed technology	4	21.6	(9.4)	12.2	12.0	(6.0)	6.0
Non-compete agreement	1	1.2	(1.2)	—	1.2	(1.2)	—
Total amortizable intangible assets		$48.9	$(28.4)	$20.5	$38.5	$(20.8)	$17.7
Indefinite lived assets:
In-process technology(1)	Indefinite	$0.9	$—	$0.9	$0.9	$—	$0.9
Power plant development arrangements(2)	Indefinite	132.6	(62.2)	70.4	143.3	(47.7)	95.6
Total indefinite lived assets		$133.5	$(62.2)	$71.3	$144.2	$(47.7)	$96.5
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(1)	The useful life for in-process technology will be determined once the research and development process is complete and, at that time, amortization of the asset will begin.

(2)
Power plant development arrangements are reclassified to the solar energy system (property, plant and equipment or inventory) upon completion of the related solar energy system. Depending on the classification of the system as held for development and sale or property, plant and equipment, amortization expense is recognized in cost of goods sold or in depreciation expense.

For the years ended December 31, 2013, 2012 and 2011, we recognized amortization expense and expense for power plan development arrangement intangible assets allocated to solar energy systems of $21.5 million, $34.6 million and $9.4 million, respectively. We incurred impairment charges of $10.2 million in 2013 for our power plant development intangible asset and $1.4 million, $1.2 million, and $6.6 million primarily on our customer relationships, developed technology, and in-process technology intangible assets, for the years ended December 31, 2013, 2012 and 2011, respectively. No power plant development impairments were recorded during fiscal years 2012 and 2011.
We expect to recognize annual expense on our amortizable intangible assets as follows:

	2014	2015	2016	2017	2018
In millions
Amortization	$5.6	$2.8	$2.6	$1.9	$1.9

Goodwill & Impairments
In 2011, the entire carrying amount of goodwill was impaired and was recorded to goodwill impairment charges in the consolidated statement of operations. No impairments were recorded during fiscal years 2013 and 2012.

During 2011, the Solar Energy segment was comprised of the Solar Materials reporting unit and the former Solar Energy reporting unit, both of which carried a goodwill balance. We perform our annual goodwill impairment test on December 1 of each year, however, due to deteriorating economic conditions in the solar industry, we performed an interim impairment analysis during the third quarter of 2011. As of September 30, 2011, our net book value was significantly above the market capitalization of our common stock. During June 2011 and continuing through September 2011, we observed a strong correlation between the decline in our market capitalization and the decline in pricing in the solar wafer market, caused by an overall softening of demand in the solar materials supply chain. We evaluated the following items, among others, in determining whether there were impairment indicators requiring an evaluation of goodwill impairment as of an interim date: the impact of solar wafer price declines on our Solar Materials reporting unit and on our raw material costs for our Solar Energy reporting unit; advanced materials technologies at our Solar Materials reporting unit; the financial performance of each reporting unit in fiscal year 2011 to date; and our internal forecast data. We determined that there were indicators of potential impairment due to the items previously mentioned and the sustained decline in our common stock price resulting in a market capitalization below book value. Based on the above, we determined that there was a triggering event, which required us to perform a Step 1 goodwill impairment during the third quarter of 2011 for both the Solar Materials and Solar Energy reporting units.

We prepared a discounted cash flow (“DCF”) model for each of the reporting units to assess the recoverability of the goodwill using significant unobservable inputs (Level 3), which we then reconciled to our average market capitalization over a reasonable period of time, which included a control premium supported by recent transactions, as of September 30, 2011. For our DCF models, we used inputs we believed a market participant would use, including earnings projections and other cash flow assumptions over future periods plus a terminal value assuming a long-term growth rate. We believe the DCF model represents a reliable valuation method for this purpose because it reflects the information a market participant would likely use to value each of the reporting units.

Solar Materials reporting unit

In performing this test for our Solar Materials reporting unit, we made a downward revision in the forecasted cash flows as a result of a decrease in the market price for silicon products and weaker demand for solar products. Our analysis also included considerations of our market capitalization. Based on the results of our analysis in which we estimated the fair value of the goodwill as of September 30, 2011, we concluded that the carrying value of goodwill exceeded its fair value and, as a result, recorded an impairment charge totaling $56.4 million during the third quarter of 2011. This impairment charge was entirely associated with our Solaicx acquisition completed in July 2010 and represented the full carrying value of the goodwill related to the Solar Materials reporting unit.

Solar Energy reporting unit

Based on the impairment test performed, it was determined that there was no impairment of goodwill of the Solar Energy reporting unit as of September 30, 2011 given that the estimated fair value of the Solar Energy reporting unit based on our forecast was in excess of its carrying value. Management's assumptions were based on an analysis of current and expected future economic conditions and the updated strategic plan for this reporting unit. Key assumptions in the calculation of fair value were the discount rate, growth rates in sales and profit margins and long-term cash forecasts, as well as our reconciliation to our market capitalization. The assumptions used in our valuation model included projected growth of our business including pipeline and new business, expected cost reductions and future price declines. We utilized a discount rate which we believed was commensurate with the then current volatility in earnings and cash flows in the solar industry. The estimated fair value of the Solar Energy reporting unit at September 30, 2011 based on our forecast, after analyzing various data points, including our market capitalization, was in excess of the carrying value.

During the fourth quarter of 2011, conditions in the solar industry continued to decline, including selling prices of solar energy systems. These declines were due to continued softening in demand for the systems, including recent announcements of decreases in government funded solar energy subsidies. We believe these economic factors caused our market capitalization to deteriorate during the fourth quarter of 2011. We performed an updated analysis to estimate the fair value of our Solar Energy reporting unit, which included a reconciliation by reporting unit to our market capitalization. The carrying value was in excess of fair value requiring a Step 2 analysis to be performed. The Step 2 goodwill impairment analysis required that we estimate the fair values of all assets and liabilities and compare the resulting net assets to our estimated fair value of the reporting unit. The estimate of fair values included Level 1, 2 and 3 inputs and included assumptions such as the replacement cost of property, plant and equipment, sales value of inventories and work-in-process and debt fair values based on rates a market participant would use. Based on this analysis, the estimated fair value of the Solar Energy reporting unit was determined to be below the estimated fair value of the net assets and goodwill was estimated to be zero. Therefore, we recorded a goodwill impairment charge for the Solar Energy reporting unit of $384.1 million in the fourth quarter of 2011. After this impairment charge, which included goodwill associated with the acquisitions of SunEdison, Fotowatio Renewable Ventures, Inc ("FRV U.S."), and three other 2011 acquisitions, the goodwill balance of the Solar Energy reporting unit was zero as of December 31, 2011.